NEWBUILDINGS	12 Months Ended
Dec. 31, 2016
Newbuildings [Abstract]
NEWBUILDINGS

16.	NEWBUILDINGS

(in thousands of $)	2016	2015
Purchase price installments	—	12,375
Interest costs capitalized	—	1,139
Other costs capitalized	—	47
	—	13,561

In July 2016, in connection with the formation of the joint venture, Golar Power, and closing of the agreement with Stonepeak, we contributed our subsidiary that owns the FSRU newbuilding to Golar Power (see note 7). As at December 31, 2016, we have no remaining newbuild commitments.

Interest costs capitalized in connection with the newbuildings for the years ended December 31, 2016, 2015 and 2014 were $nil, $3.9 million and $21.1 million, respectively. Other capitalized costs include site supervision and other miscellaneous construction costs.